HII Q4 2022 Earnings February 9, 2023 Chris Kastner President and Chief Executive Officer Tom Stiehle Executive Vice President and Chief Financial Officer Exhibit 99.2

Cautionary Statement Regarding Forward-looking Statements 2 Statements in this presentation, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," and similar words or phrases or the negative of these words or phrases. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable when made, we cannot guarantee future results, levels of activity, performance, or achievements. There are a number of important factors that could cause our actual results to differ materially from the results anticipated by our forward-looking statements, which include, but are not limited to: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs, including cost increases due to inflation, and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures and strategic acquisitions; adverse economic conditions in the United States and globally; health epidemics, pandemics and similar outbreaks, including the COVID-19 pandemic, and the impacts of vaccination mandates on our workforce; our ability to attract, retain and train a qualified workforce; disruptions impacting global supply, including those attributable to the COVID-19 pandemic and those resulting from the ongoing conflict between Russia and Ukraine; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This release also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

HII Q4 & FY 2022 Highlights

- Revenues were $2.8 billion in the quarter; $10.7 billion in 2022
- Diluted EPS was $3.07 in the quarter; $14.44 in 2022
- Total backlog at the end of 2022 was $47.1 billion

Ingalls Shipbuilding 2022 Highlights

- Delivered LPD 28 *(Fort Lauderdale)*
- Launched and christened NSC 10 (*Calhoun*)
- Awarded a contract to begin combat systems availability for DDG 1002 *(Lyndon B. Johnson)*
- Awarded advance procurement contract for LPD 32
- Awarded $2.4 billion contract to build LHA 9 (*Fallujah*)
- Completed acceptance trials and delivered DDG 123 *(Lenah Sutcliffe Higbee)*

Newport News Shipbuilding 2022 Highlights

- Delivered *Virginia*-class submarine SSN 794 (*Montana*)
- Re-delivered SSN 725 (USS *Helena*)
- Reached 5-year labor agreement with United Steelworkers
- Achieved float off of SSN 796 *(New Jersey)*
- Achieved pressure hull complete on SSN 798 (*Massachusetts*)
- Ceremonial keel laying of aircraft carrier CVN 80 (*Enterprise*)

Mission Technologies 2022 Highlights

- REMUS 300 selected by U.S. Navy as small UUV program of record
- Released Odyssey, a suite of advanced autonomy solutions
- Awarded Mobility Air Forces Distributed Mission Operations contract
- Awarded a $826 million task order to provide Decisive Mission Actions and Technology Services to the DoD
- Completed successful integration of Alion

HII

	FY22 Results	Change from FY21
Revenue	$10.7B	↑ 12.1%
Operating Income	$565M	↑ 10.1%
Segment Operating Income[1]	$712M	↑ 4.2%
Diluted EPS	$14.44	↑ 7.0%
Operating Cash Flow	$766M	↑ 0.8%
Free Cash Flow[1]	$494M	↑ 10.0%

[1] Non-GAAP measures. See appendix for definitions and reconciliations.

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Upcoming Shipbuilding Milestones[1]

2023

- **Ingalls**
  - Complete sea trials and deliver DDG 125 (*Jack H. Lucas*)
  - Launch DDG 128 (*Ted Stevens*)
  - Launch LHA 8 (*Bougainville*)
  - Complete sea trials and deliver LPD 29 (*Richard M. McCool Jr.*)
  - Complete sea trials and deliver NSC 10 (*Calhoun*)
- **Newport News**
  - Re-deliver CVN 73 (USS *George Washington*)
  - Crew move aboard CVN 79 (*John F. Kennedy*)
  - Deliver SSN 796 (*New Jersey*)
  - Float off SSN 798 (*Massachusetts*)
  - Ship final module SSN 801 (*Utah*)

2024

- **Ingalls**
  - Complete sea trials and deliver DDG 128 (*Ted Stevens*)
  - Launch DDG 129 (*Jeremiah Denton)*
  - Launch LPD 30 (*Harrisburg*)
- **Newport News**
  - Deliver CVN 79 (*John F. Kennedy*)
  - Deliver SSN 798 (*Massachusetts*)
  - Float off SSN 800 (*Arkansas*)

[1]All milestones are based upon current expectations and subject to change based upon future events. List is alphabetical by program designation.

HII

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5 Q4 2022 Consolidated Results • Revenue grew $135M or 5% YoY driven by growth at all three divisions resulting in record quarterly consolidated revenue CONSOLIDATED REVENUE ($M) OPERATING INCOME ($M) & MARGIN • Operating income declined $15M or 12.5% YoY due primarily to lower segment operating income1 $2,677 $2,812 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q4 21 Q4 22 $120 $105 $0 $20 $40 $60 $80 $100 $120 $140 Q4 21 Q4 22 4.5% 3.7% 1 Non-GAAP measures. See appendix for definitions and reconciliations.

$513 $565 $0 $100 $200 $300 $400 $500 $600 FY21 FY22 6 2022 Consolidated Results • Revenue grew $1.2B or 12.1% YoY due primarily to growth at Mission Technologies (+61.7%) driven by the acquisition of Alion in Q3 21, as well as growth at Newport News Shipbuilding (+3.3%) and Ingalls Shipbuilding (+1.7%) CONSOLIDATED REVENUE ($M) OPERATING INCOME ($M) & MARGIN 5.4% 5.3% • Operating income grew $52M or 10.1% YoY due to improved segment operating income1 at all three divisions, as well as more favorable non-current state income taxes and operating FAS/CAS adjustment $9,524 $10,676 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 FY21 FY22 1 Non-GAAP measures. See appendix for definitions and reconciliations.

7 2022 Segment Results YoY Revenue + LHA & DDG - NSC Operating Income + Contract estimates + LPD risk retirement - DDG risk retirement (prior year incentive) Newport News Shipbuilding Ingalls Shipbuilding Mission Technologies REVENUE ($M) SEGMENT OPERATING INCOME ($M) & MARGIN1 REVENUE ($M)Revenue + RCOH of USS John C. Stennis (CVN 74) + Construction of Doris Miller (CVN 81) & Enterprise (CVN 80) + Columbia-class submarine program + Virginia-class submarine (VCS) program Block V - Support services Operating Income + Contract estimates & Columbia-class incentives - VCS & CVN 73 risk retirement REVENUE ($M) Revenue + Acquisition of Alion in Q3 21 (closed 8/19/21) Operating Income + Acquisition of Alion in Q3 21 + Equity income from joint venture - ~$96M of PI amortization related to Alion in FY22 1 Non-GAAP measures. See appendix for definitions and reconciliations. SEGMENT OPERATING INCOME ($M) & MARGIN1 SEGMENT OPERATING INCOME ($M) & MARGIN1 $2,528 $2,570 $0 $1,000 $2,000 $3,000 FY21 FY22 $281 $292 $0 $100 $200 $300 $400 FY21 FY22 11.1% 11.4% $5,663 $5,852 $0 $2,000 $4,000 $6,000 $8,000 FY21 FY22 $352 $357 $0 $100 $200 $300 $400 FY21 FY22 6.2% 6.1% $1,476 $2,387 $0 $1,000 $2,000 $3,000 FY21 FY22 $50 $63 $0 $20 $40 $60 $80 FY21 FY22 3.4% 2.6%

$0 $50 $100 $150 $200 $250 $300 Q4 22 FY22 Dividends Share Repurchases (at cost) 8 Capital Deployment • Cash balance of $467 million and liquidity of $2.0 billion at year-end 2022 • Net capital expenditures were 2.5% of revenues in 2022 • Cash contributions to pension and other postretirement benefit plans of $41 million in 2022 • $244 million distributed to shareholders in 2022 • Repurchased 245 thousand shares at an aggregate cost of $52 million • Paid dividends totaling $192 million Q4 22 FY22 CASH FLOW GENERATION ($M) SHAREHOLDER DISTRIBUTIONS ($M) TOTAL $61 TOTAL $244 1 Non-GAAP measure. See appendix for definition and reconciliation. 1 $601 $766 ($93) ($272) $508 $494 ($400) ($200) $0 $200 $400 $600 $800 $1,000 Cash from Ops. CAPEX Free Cash Flow

Pension Outlook[1]

($ in millions)	2022 (Actual)	2023	2024	2025	2026	2027
Pension Discount Rate	3.00% Change from prior est. N/A	5.47% 57bps	5.47% 247bps	5.47% 247bps	5.47% 247bps	5.47%
Expected Long-Term Return on Assets	7.25% N/A	8.00% 75bps	8.00% 75bps	8.00% 75bps	8.00% 75bps	8.00%
CAS Recoveries Over/(Under) Cash Contributions[2,3]	$4 $1	$4 $0	$3 $1	$2 $3	$0 $3	($1)
FAS Benefit/(Expense)[3]	$86 $0	$31 $13	$47 ($100)	$58 ($112)	$69 ($120)	$79
CAS Expense[3]	$45 ($2)	$50 $0	$52 $2	$52 $4	$50 $4	$51
FAS/CAS Adjustment[3]	$131 ($2)	$81 $13	$99 ($98)	$110 ($108)	$119 ($116)	$130
Operating FAS/CAS Adjustment[3]	($145) ($2)	($68) $13	($63) $67	($60) $67	($59) $65	($55)
Non-Operating Retirement (Expense)/Income[3]	$276 $0	$149 $0	$162 ($165)	$170 ($175)	$178 ($181)	$185
Pension and Postretirement Benefits Cash Contributions[2]	$41 ($3)	$46 $0	$49 $1	$50 $1	$50 $1	$52

[1] 2023-2027 projected and subject to change.
[2] 2022 cash contributions of $41 million include $10 million of discretionary pension contributions ($<1 million qualified; $10 million non-qualified) and $31 million of postretirement benefits contributions.
2023 projected cash contributions of $46 million include $11 million of discretionary pension contributions ($<1 million qualified; $11 million non-qualified) and $35 million of postretirement benefits contributions.
[3] Includes pension & other postretirement benefits.

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10 Outlook Outlook Shipbuilding Revenue2 $8.4B - $8.6B Shipbuilding Operating Margin2 7.7% - 8.0% Mission Technologies Revenue ~$2.5B Mission Technologies Segment Operating Margin2 2.5% - 3.0% Mission Technologies EBITDA Margin2 8.0% - 8.5% Operating FAS/CAS Adjustment ($68M) Non-current State Income Tax Expense3 ~$0M Interest Expense ($105M) Non-operating Retirement Benefit $149M Effective Tax Rate ~21% Depreciation & Amortization ~$365M Capital Expenditures ~3.0% of Sales Free Cash Flow2,4 $400M - $450M FY23 OUTLOOK1 • Shipbuilding revenue2 guidance mid-point reflects growth below long-term historical CAGR due to continued labor pressure • Anticipate minimal shipbuilding operating margin2 expansion opportunities near-term • Expect ~5% organic revenue growth at Mission Technologies • Mission Technologies operating income2 includes ~$109M of purchased intangible asset amortization • Reaffirming our long-term free cash flow2 target Q1 2023 Expectations • Total enterprise YoY revenue growth of ~1% • Shipbuilding operating margin2 of ~7% • Mission Technologies operating margin2 of ~1% • Negative free cash flow2 of $200M to $300M 1 The financial outlook, expectations and other forward looking statements provided by the company for 2023 and beyond reflect the company's judgment based on the information available at the time of this presentation. 2 Non-GAAP measures. See appendix for definitions. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because we are unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the future occurrence and financial impact of certain elements of GAAP and non-GAAP measures. 3 Outlook is based on current tax law. Repeal or deferral of requirement to capitalize R&D expenditures would result in elevated non-current state income tax expense. 4 Outlook is based on current tax law and assumes the requirement to capitalize R&D expenditures for tax purposes is not deferred or repealed. See appendix for additional information.

11 Free Cash Flow1,2 & Capital Allocation3 FY22 $494M FY23 $400M- $450M FY24 $730M- $830M • Committed to investment grade rating; Targeting ≤2x Debt/EBITDA1 by year-end 2024 • Continued dividend growth at low to mid single digit growth rate • Balanced share repurchases; $1.0B authorization remaining through 2024 • Continue to evaluate targeted M&A; No significant capability gaps today • Target ~$300M cash balance • Committed to return substantially all 2023 - 2024 free cash flow1, after planned debt repayment, to shareholders • $467M cash balance at year-end 2022 • $400M senior notes due 2023 • Remaining $225M term loan due 2024 • $84M Miss. Econ. Dev. bond due 2024 1 Non-GAAP measure. See appendix for definition. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because we are unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the future occurrence and financial impact of certain elements of GAAP and non-GAAP measures. 2 Free cash flow outlook assumes the requirement to capitalize R&D expenditures for tax purposes is not deferred or repealed. 3The financial outlook, expectations and other forward looking statements provided by the company for 2023 and beyond reflect the company's judgment based on the information available at the time of this presentation. FREE CASH FLOW1 WALK FY22-24 (assumes Sec. 174 is not deferred or repealed) FY22 pull-forward and COVID-19 repayment impact FY23 FCF

INVESTMENT THESIS POSITIONED FOR SUCCESS; FOCUSED ON EXECUTION Historic backlog and positioning provide strong visibility Consistent long-term shipbuilding growth profile Reshaped Mission Technologies portfolio to address evolving customer needs in high growth markets 12 Nearing sustainable free cash flow inflection point Commitment to return substantially all free cash flow, after planned debt repayment, to shareholders 2023 - 2024

Appendix 13

Non-GAAP Information 14 We make reference to “segment operating income,” “segment operating margin,” “shipbuilding revenue,” “shipbuilding operating margin,” “Mission Technologies EBITDA margin,” “Debt/EBITDA” and “free cash flow.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin and Mission Technologies EBITDA margin are not measures recognized under GAAP. They are measures that we use to evaluate our core operating performance. We believe that shipbuilding revenue, shipbuilding operating margin and Mission Technologies EBITDA margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. When analyzing our operating performance, investors should use shipbuilding revenue, shipbuilding operating margin and Mission Technologies EBITDA margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. We believe these measures are used by investors and are a useful indicator to measure our performance. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, net earnings as a measure of our performance or net cash provided or used by operating activities as a measure of our liquidity. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. The Debt/EBITDA ratio is not a measure recognized under GAAP. We believe the Debt/EBITDA ratio is useful to management, investors and other users of our financial information in evaluating the total amount of leverage in our capital structure. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because we are unable to provide such reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the future occurrence and financial impact of certain elements of GAAP and non-GAAP measures.

Non-GAAP Measures Definitions 15 Debt/EBITDA is defined as gross debt divided by net earnings before interest expense, income taxes, depreciation and amortization. Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Mission Technologies EBITDA is defined as Mission Technologies segment operating income before interest expense, income taxes, depreciation, and amortization. Mission Technologies EBITDA margin is defined as Mission Technologies EBITDA as a percentage of Mission Technologies revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. We present financial measures adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

Non-GAAP Reconciliations Segment Operating Income & Segment Operating Margin 16 ($ in millions) 2022 2021 2022 2021 Ingalls revenues 658 581 2,570 2,528 Newport News revenues 1,584 1,539 5,852 5,663 Mission Technologies revenues 602 586 2,387 1,476 Intersegment eliminations (32) (29) (133) (143) Sales and Service Revenues 2,812 2,677 10,676 9,524 Operating Income 105 120 565 513 Operating FAS/CAS Adjustment 37 39 145 157 Non-current state income taxes 3 1 2 13 Segment Operating Income 145 160 712 683 As a percentage of sales and service revenues 5.2% 6.0% 6.7% 7.2 % Ingalls segment operating income 50 48 292 281 As a percentage of Ingalls revenues 7.6% 8.3% 11.4% 11.1 % Newport News segment operating income 80 95 357 352 As a percentage of Newport News revenues 5.1% 6.2% 6.1% 6.2 % Mission Technologies operating income 15 17 63 50 As a percentage of Mission Technologies revenues 2.5% 2.9% 2.6% 3.4 % Three Months Ended December 31 December 31 Year Ended

Non-GAAP Reconciliations Shipbuilding Revenues & Operating Margin 17 ($ in millions) 2022 2021 2022 2021 Sales and service revenues 2,812 2,677 10,676 9,524 Mission Technologies (602) (586) (2,387) (1,476) Intersegment eliminations 32 29 133 143 Shipbuilding Revenues 2,242 2,120 8,422 8,191 Operating Income 105 120 565 513 Operating FAS/CAS Adjustment 37 39 145 157 Non-current state income taxes 3 1 2 13 Segment Operating Income 145 160 712 683 Mission Technologies (15) (17) (63) (50) Shipbuilding Operating Income 130 143 649 633 As a percentage of Shipbuilding Revenues 5.8% 6.7% 7.7% 7.7 % Three Months Ended December 31 December 31 Year Ended

NON-GAAP Reconciliations Free Cash Flow 18 ($ in millions) 2022 2021 2022 2021 Net cash provided by operating activities 601 271 766 760 Less capital expenditures: Capital expenditure additions (105) (115) (284) (331) Grant proceeds for capital expenditures 12 9 12 20 Free cash flow 508 165 494 449 Three Months Ended December 31 Year Ended December 31

19 Non-GAAP Reconciliations Mission Technologies EBITDA Margin (in millions, except per share amounts) 2022 2021 2022 2021 Mission Technologies sales and service revenues 602 586 2,387 1,476 Mission Technologies segment operating income 15 17 63 50 Mission Technologies depreciation expense 2 2 10 6 Mission Technologies amortization expense 30 34 120 66 Mission Technologies state tax expense (7) — 2 5 Mission Technologies EBITDA 40 53 195 127 Mission Technologies EBITDA margin 6.6% 9.0% 8.2% 8.6 % Three Months Ended Year Ended December 31December 31

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